UNANIMOUS WRITTEN CONSENT OF
                            THE BOARD OF DIRECTORS OF
                            OAK BROOK CAPITAL I, INC.

The undersigned being all of the directors of Oak Brook Capital I, Inc. (the "Company"), hereby adopt the following resolutions:

RESOLVED, that the Company hereby agrees to merge with AEI Environmental, Inc., a Delaware corporation ("Merger"); and

RESOLVED FURTHER, that in connection with the Merger, the Company hereby agrees to issue 9,066,621 restricted shares of its common stock to the former shareholders of AEI Environmental, Inc.; and

RESOLVED FURTHER, that the form of Certificate of Merger attached to this Written Consent as Exhibit A to be filed with the State of Colorado to consummate the Merger and in connection with the Merger, the Company hereby agrees to issue 9,066,621 restricted shares of its common stock to the former shareholders of AEI Environmental, Inc.; and the form of the Articles of Merger attached to this Written Consent as Exhibit B to be filed with the State of Colorado to consummate the Merger, are hereby adopted and confirmed; and

RESOLVED FURTHER, that the corporate officers of the Company are hereby authorized and directed to implement the foregoing resolutions.

Dated: September 13, 1999

/s/ Mark T. Thatcher
_____________________________
MARK T. THATCHER, Chairman

/s/ Gerard Werner
____________________________
GERARD WERNER, Secretary